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                                                                   EXHIBIT 10.30

                  First Amendment to Asset Purchase Agreement

          This First Amendment to Asset Purchase Agreement (the "Amendment") is
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dated May 31, 2001, by and between Four Star Acquisition Company, LLC, a
Delaware limited liability company ("Buyer") and Four Star Lighting, Inc., a New
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York corporation ("Seller"), to amend that certain Asset Purchase Agreement
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dated as of April 19, 2001, between Buyer and Seller (the "Agreement").
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Section 9.9 of the Agreement is hereby amended and restated in full as follows:

           "9.9  Assignment.  This Agreement shall not be assignable or
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       otherwise transferable by Buyer or Seller without prior written consent of the other; provided, however, that from and after the Closing, Seller shall have the right to assign this Agreement to any person (it being understood and agreed that no such assignment by Seller pursuant to this proviso shall relieve Seller of any of its obligations hereunder); and provided, further, Buyer shall have the right to assign its rights under this Agreement and its rights under any Assigned Contracts to one or more institutional lenders and/or to a trust or similar entity controlled by Buyer."

       Except as expressly modified by this Amendment, the terms and provisions of the Agreement remain in full force and effect. Upon the execution of this Amendment by both parties hereto, this Amendment shall become a part of this Agreement.

       IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be duly executed as of the date first above written.

                                Four Star Acquisition Company, LLC

                                By: /s/ Robert A. Manners
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                                Name: Robert A. Manners
                                Title: Vice President

                                Four Star Lighting, Inc.

                                By: /s/ Ellen Gordon
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                                Name: Ellen Gordon
                                Title: Estate Representative